Exhibit 99.2

This Statement on Form 4 is filed by (i) Apollo Management V, L.P., (ii) AIF V Management LLC, (iii) Apollo Management, L.P., (iv) Apollo Management GP, LLC, (v) Apollo Management Holdings, L.P., and (vi) Apollo Management Holdings GP, LLC.

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  November 9, 2011

Issuer Name and Ticker or Trading Symbol:  Hughes Telematics, Inc. (HUTC)

APOLLO MANAGEMENT V, L.P.

By:	AIF V Management, LLC
Its General Partner

	By:	Apollo Management, L.P.
Its Member/Manager

		By:	Apollo Management GP, LLC
Its General Partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF V MANAGEMENT, LLC.

By:	Apollo Management, L.P.
Its Member/Manager

	By:	Apollo Management GP, LLC
Its General Partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President